MassRoots Closes $1 Million Financing Round

Denver, CO (July 14, 2015): MassRoots (OTCQB: MSRT), one of the largest and most active social networks for cannabis consumers with 420,000 users, is pleased to report it has closed a private placement of its shares of common stock for gross proceeds of $1,065,500. To date, MassRoots has raised gross proceeds totaling $3,350,000 through the sale of its securities. For more information, please refer to MassRoots’ filings with the U.S. Securities and Exchange Commission at www.sec.gov.

“In 24 months and with roughly $2 million, MassRoots was able to grow to 420,000 users, change cannabis app policies at the largest corporation in the world, and become one of the first cannabis-related companies to go public through an S-1 Registration Statement,” stated CEO Isaac Dietrich. “We expect this round of funding will enable us to start generating scaleable revenue and grow to 1 million users by early 2016.”

The round was led by members of the ArcView Group and Chardan Capital acted as the exclusive placement agent for this transaction.

MassRoots will be releasing its Q2 earnings report and hosting a shareholder conference call after market close on July 21, 2015. For more information, please see the Company’s July 6 release.

About MassRoots

MassRoots is one of the largest and most active communities of cannabis consumers with 420,000 users. It is proud to be affiliated with the leading organizations in the cannabis industry, including the ArcView Group and National Cannabis Industry Association. MassRoots has been covered by CNN, Fox Business, CNBC, Fortune, BBC, Cannabist and the New York Times. For more information, please visit Corporate.MassRoots.com.

The Company is providing this release in accordance with Rule 135c under the Securities Act of 1933, as amended ("Rule 135c"), and the announcement contained herein does not constitute an offer to sell the Company's securities, and is not a solicitation for an offer to purchase the Company's securities. The securities offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This information does not constitute an offer to sell or a solicitation of an offer to buy securities or assets of MassRoots. All information presented herein with respect to the existing business and the historical operating results of MassRoots and estimates and projections as to future operations, and other information, is based on materials prepared by the management of MassRoots and involve significant elements of subjective judgment and analysis which may or may not be correct. While the information provided herein is believed to be accurate and reliable, MassRoots makes no representations or warranties, expressed or implied, as to the accuracy or completeness of such information. In furnishing this information, MassRoots reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future.

Forward-looking Statements:

Certain matters discussed in this announcement contain statements, estimates and projections about the growth of MassRoots' user base, advertising business, and our related business strategy. Such statements, estimates and projections may constitute forward-looking statements within the meaning of the federal securities laws. Important factors that could cause our actual results to differ materially from those anticipated by the statements made herein include, among others, the success of our advertising initiatives, the continued growth and engagement of our user base, our ability to work with partners of the Company, and unforeseen technical or other problems or issues that could affect the performance of our products or our business. Further information on our risk factors is contained in our filings with the SEC, including our Registration Statement on Form S-1 filed with the SEC on August 26, 2014. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them.  Any forward-looking statement made by us herein speaks only as of the date on which it is made. MassRoots undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The recipient of this information is cautioned not to place undue reliance on forward-looking statements.

Contact:

Isaac Dietrich
Isaac@MassRoots.com

720.442.0052